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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 March 30, 1998


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                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



         Delaware                          1-27                 74-1383447
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
       incorporation)                     Number)         Identification Number)



       2000 Westchester Avenue,                                    10650
        White Plains, New York                                   (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)




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Item 5.  Other Events
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1.       On March 30, 1998, Texaco Inc. announced that it will purchase up to $1 billion of its common stock, subject to market conditions, through open market purchases or privately negotiated transactions. The company recently completed a program under which it purchased $650 million shares of its common stock during the last two years.





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                                   SIGNATURES
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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                                 TEXACO INC.
                                                           ---------------------
                                                                (Registrant)





                                                      By:       R. E. KOCH
                                                           ---------------------
                                                           (Assistant Secretary)





Date:  April 1, 1998
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